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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

        Date of report (date of earliest event reported): April 28, 2003

                            Collectors Universe, Inc.
               (Exact name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


              0-27887                               33-0846191
       (Commission File No.)                     (I.R.S. Employer
                                              Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

         _____________________________________________________________
          (Former Name or Former Address if Changed Since Last Report


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C) Exhibit   DESCRIPTION
            -------   ------------------------------------------------
             99.1     Collectors Universe, Inc. Earnings Release dated
                      April 28, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The Company will be publishing on PR Newswire its condensed report of earnings at 4:01 p.m. (Pacific Time). Attached as Exhibit 99.1 is a copy of the News Bulletin that is to be published.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       COLLECTORS UNIVERSE, INC.

                                       By: /s/ MICHAEL J. LEWIS
                                       -------------------------------------
                                       MICHAEL J. LEWIS
                                       CHIEF FINANCIAL OFFICER

Dated: April 28, 2003

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                                  EXHIBIT INDEX

Exhibit          DESCRIPTION
-------          -----------
 99.1            Collectors Universe, Inc. Earnings Release dated April 28, 2003